POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian Mumbert, Cheryl Mumbert, Greg Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of August 2025.

/s/ Brian Mumbert
Brian Mumbert

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 22 day of August, by Bryan Mumbert.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Carolyn E. Ford
Notary Public
My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian Mumbert, Cheryl Mumbert, Greg Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of August 2025.

/s/ Mathew D. Staver
Mathew D. Staver

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 22 day of August, by Mathew. D. Staver.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Carolyn E. Ford
Notary Public
My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian Mumbert, Cheryl Mumbert, Greg Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of August 2025.

/s/ Deborah Honeycutt
Deborah Honeycutt

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 22 day of August, by Deborah Honeycutt

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Carolyn E. Ford
Notary Public
My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian Mumbert, Cheryl Mumbert, Greg Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of October, 2025.

/s/ Dale A. Bissonette
Dale A. Bissonette

STATE OF OHIO	)
)
COUNTY OF SUMMIT	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 3rd day of October, by Dale A. Bissonette.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Mary Katherine Noel
Notary Public
My Commission Expires: March 2, 2028

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian Mumbert, Cheryl Mumbert, Greg Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of August 2025.

/s/ Anthereca Lane
Anthereca Lane

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 22 day of August, by Anthereca Lane.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Carolyn E. Ford
Notary Public
My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian Mumbert, Cheryl Mumbert, Greg Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of August 2025.

/s/ Alan Ross
Alan Ross

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 22 day of August, by Alan Ross.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Carolyn E. Ford
Notary Public
My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian Mumbert, Cheryl Mumbert, Greg Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3 day of Oct, 2025.

/s/ Richard W. Copeland
Richard W. Copeland

STATE OF VIRIGINIA	)
)
COUNTY OF WASHINGTON	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 3 day of October, 2025 by Richard W. Copeland.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Brittany. M. Hoover
Notary Public
My Commission Expires: 06/30/2028

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian Mumbert, Cheryl Mumbert, Greg Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of August, 2025.

/s/ Abraham M. Rivera
Abraham M. Rivera

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 22 day of August, by Abraham M. Rivera.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Carolyn E. Ford
Notary Public
My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian Mumbert, Cheryl Mumbert, Greg Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of August, 2025.

/s/ Theron R. Holladay Sr.
Theron R. Holladay Sr.

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 22 day of August, by Theron R. Holladay Sr.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Carolyn E. Ford
Notary Public
My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian Mumbert, Cheryl Mumbert, Greg Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of October, 2025.

/s/ John Mulder
John Mulder

STATE OF Colorado	)
)
COUNTY OF EI paso	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 7th day of October, by John Mulder.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Ruthann Witkop
Notary Public
My Commission Expires: 1/10/2028

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian Mumbert, Cheryl Mumbert, Greg Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of August, 2025.

/s/ Shelly Nahrstedt
Shelly Nahrstedt

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 22 day of August, by Shelly Nahrstedt.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Carolyn E. Ford
Notary Public
My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian Mumbert, Cheryl Mumbert, Greg Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of August, 2025.

/s/ Kenneth Blackwell
Kenneth Blackwell

STATE OF Ohio	)
)
COUNTY OF Hamilton	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 15th day of August, by Kenneth Blackwell.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Paige Walls
Notary Public
My Commission Expires: 9/6/2026